EXHIBIT F - SCHEDULE 1(e)                                                     61


COMPANY-ID                            NAME OF COMPANY                                             ORGANIZATION
----------                            ---------------                                             ------------
  20660        HSN Magdeburg GmbH i.G.                                             Private Limited Company
  20552        Stadtwerke- Altmarkische Gas-, Wasser- und Elektrizitatswerke       Private Limited Company
               GmbH Stendal
  20612        Stadtwerke Neustadt a. Rbge. Verwaltungs-GmbH                       Private Limited Company
  20657        Stromversorgung Zerbst Verwaltungs-GmbH                             Private Limited Company
  20587        WasserUnion GmbH                                                    Private Limited Company
  20583        E.DIS Dialog GmbH i.G.                                              Private Limited Company
  20610        E.DIS polska Sp.z o.o.                                              Limited Liability Company
  20550        Havelstrom Zehdenick GmbH                                           Private Limited Company
  20626        Stromversorgung Angermunde GmbH                                     Private Limited Company
  20575        Energieversorgung Ittling AG & Co KG                                Limited Partnership with a
                                                                                   Limited Corporation as a General Partner
  20576        EVH GmbH & Co KG                                                    Limited Partnership with a Private Limited
                                                                                   Liability Company as a General Partner
  20607        Stadtwerke Straubing Strom- und Gasgesellschaft mbH                 Private Limited Company
  20580        E.ON Bayern Verwaltungs AG                                          Limited Corporation
  20606        Stadtwerk Ha(beta)furt GmbH                                         Private Limited Company
  20631        Energeticka podilnicka, a.s.                                        Joint Stock Company
  20643        Teplarna Tabor, a.s.                                                Joint Stock Company
   2543        Jihoceska energetika, a.s. (JCE)                                    Joint Stock Company
  20630        Aliatel, a.s.                                                       Joint Stock Company
  20641        ECO trend, s.r.o.                                                   Limited Liability Company
  20605        EFIS Energeticke Financonani a Sluzby, a.s.                         Joint Stock Company
  20642        ENERGETIKA SERVIS, s.r.o.                                           Limited Liability Company
  20644        HELLUX ELEKTRA, s.r.o.                                              Limited Liability Company
  20638        Moravska elektroenergeticka, a.s.                                   Joint Stock Company
  20645        Prvni energeticka, a.s.                                             Joint Stock Company
  20640        AISE-JME, sro.                                                      Limited Liability Company

  20639        JME-montaze, sro.                                                   Limited Liability Company
  20632        KVINTA podilnicka proud, spol. s.r.o.                               Limited Liability Company
   1820        Prazska Plynarenska Holding, a. s.                                  Joint Stock Company
   1852        Stredoceska plynarenska, a.s.                                       Joint Stock Company
  20648        E.ON Energie 25. Beteiligungsgesellschaft mbH Munchen               Private Limited Company
  20649        E.ON Energie 26. Beteiligungsgesellschaft mbH Munchen               Private Limited Company
  20650        E.ON Energie 27. Beteiligungsgesellschaft mbH Munchen               Private Limited Company
  20651        E.ON Energie 28. Beteiligungsgesellschaft mbH Munchen               Private Limited Company
  20652        E.ON Energie 29. Beteiligungsgesellschaft mbH Munchen               Private Limited Company
  20653        E.ON Energie 30. Beteiligungsgesellschaft mbH Munchen               Private Limited Company
  20654        E.ON Energie 31. Beteiligungsgesellschaft mbH Munchen               Private Limited Company
  20655        E.ON Energie 32. Beteiligungsgesellschaft mbH Munchen               Private Limited Company
  20656        E.ON Energie 33. Beteiligungsgesellschaft mbH Munchen               Private Limited Company

                  STATE OF                                                                                  STAKE RELATED
COMPANY-ID      ORGANIZATION                                     TYPE OF BUSINESS                             TO E.ON AG
----------      ------------                                     ----------------                             ----------
  20660         Germany                       High Voltage Grid Operator                                         53.970
  20552         Germany                       Municipal Multi-Utility                                            24.771
  20612         Germany                       Management Company for Municipal Multi-Utility                     16.470
  20657         Germany                       Management Company for Municipal Multi-Utility                     19.843
  20587         Germany                       Gas and Water Distribution Utility                                 36.670
  20583         Germany                       Provider of Call Service                                           70.457
  20610         Poland                        Participation in ernegy projects (gas and heat sector)             70.457
  20550         Germany                       Municipal Multi-Utility                                            34.524
  20626         Germany                       Municipal Multi-Utility                                            34.524
  20575         Germany                       Municipal Multi-Utility                                            66.040

  20576         Germany                       Municipal Multi-Utility                                            66.040

  20607         Germany                       Municipal Multi-Utility                                            14.683
  20580         Germany                       Administration of E.ON Bayern AG                                   98.833
  20606         Germany                       Municipal Multi-Utility                                            22.577
  20631         Czech Republic                Inactive - Holding company                                        100.000
  20643         Czech Republic                Multi-Utility                                                      41.658
   2543         Czech Republic                Electricity Distribution Utility                                   84.650
  20630         Czech Republic                Telecomunication and data services                                 17.593
  20641         Czech Republic                Ecological services, projects and engineering                      63.487
  20605         Czech Republic                Leasing and engineering of heating technology                      56.764
  20642         Czech Republic                Energetical engineering                                            67.720
  20644         Czech Republic                Production and assemblage of lighting                              28.213
  20638         Czech Republic                Electricity Trader                                                 85.155
  20645         Czech Republic                Electricity Trader                                                 16.083
  20640         Czech Republic                Engineering and providing company for automatic and
                                              informatics systems for energetic sector (system AISYS)            43.695
  20639         Czech Republic                Switching and transformer stations constructions                   43.995
  20632         Czech Republic                Inactive                                                          100.000
   1820         Czech Republic                Multi-Utility                                                      24.000
   1852         Czech Republic                Multi-Utility                                                      14.270
  20648         Germany                       Holding Company for Shares in EWE Aktiengesellschaft              100.000
  20649         Germany                       Inactive                                                          100.000
  20650         Germany                       Inactive                                                          100.000
  20651         Germany                       Inactive                                                          100.000
  20652         Germany                       Inactive                                                          100.000
  20653         Germany                       Inactive                                                          100.000
  20654         Germany                       Inactive                                                          100.000
  20655         Germany                       Inactive                                                          100.000
  20656         Germany                       Inactive                                                          100.000

EXHIBIT F - SCHEDULE 1(e)                                                     62

COMPANY-ID                             NAME OF COMPANY                                              ORGANIZATION
----------                             ---------------                                              ------------
     20627     ews Verwaltungsgesellschaft mbH                                     Private Limited Company

     20579     GreyLogix Drive Tec GmbH                                            Private Limited Company
     20628     Freizeitbad Reinbek Betriebsfuhrungsgesellschaft mbH                Private Limited Company
      1628     Deldunantuli Gazszolgaltato Reszvenytarsasag (DDGAZ)                Public Limited Company
     20557     Kerntechnische Hilfsdienst Gesellschaft mit beschrankter Haftung    Private Limited Company

     20578     Gemeinschaftskernkraftwerk Grohnde Management GmbH                  Private Limited Company
     20556     Kernkraftwerk Brunsbuttel Gesellschaft burgerlichen Rechts          Civil Law Partnership
     20555     Kernkraftwerk Krummel Gesellschaft burgerlichen Rechts              Civil Law Partnership
     20584     Biomasseheizkraftwerk Emden GmbH                                    Private Limited Company
     20588     Biomasseheizkraftwerk Landesbergen GmbH                             Private Limited Company
     20658     Biomassekraftwerk Bremen GmbH                                       Private Limited Company
     20604     Kraftwerk Burghausen GmbH                                           Private Limited Company
     20553     Windpark Buddenstedt GmbH                                           Private Limited Company
     20554     Windpark Helmstedt GmbH                                             Private Limited Company
     20551     WindStrom Energia Eolica S.r.l.                                     Private Limited Company
     20402     Teleos Gesellschaft fur Telekommunikation und Netzdienste           Private Limited Company
               Ostwestfalen-Schaumburg Management mbH
     20585     marktplatz-thueringen.de Geschaftsfuhrungsgesellschaft mbH          Private Limited Company
     20586     marktplatz-thueringen.de GmbH & Co. KG                              Limited Partnership with a Private
                                                                                   Limited Liability Company as a General Partner
     20609     Sydkraft Nat Smaland AB                                             Stock Company
     20663     Sydkraft Nat Smaland Holding AB                                     Stock Company
     20625     Sydkraft Nat Sperlingsholm AB                                       Stock Company
     20624     Sperlingsholms Kraft AB                                             Stock Company
     20611     Tjanstestaden AB                                                    Stock Company
     20581     Sydkraft Varme Nordmaling AB                                        Stock Company
     20608     Markaryd Fjarrvarmeverk AB                                          Stock Company
     20636     Uppvidinge Energi AB                                                Stock Company
      5830     EME Distribution No. 2 Ltd                                          Private Limited Company
      5824     Powergen Ireland Limited                                            Private Limited Company
      5827     Edenderry Power Ltd                                                 Private Limited Company
      5828     Edenderry Power Operations Ltd                                      Private Limited Company
      5831     Offshore Energy Resources Ltd                                       Private Limited Company
      5832     Solway Offshore Ltd                                                 Private Limited Company
      5825     Powergen Warmfront Limited                                          Private Limited Company
      5833     TXU Europe Group Trustee Ltd                                        Private Limited Company
      5826     Statco 6 Limited                                                    Private Limited Company
         3     E.ON US Investments Corp.                                           Corporation
       608     VEBA OIL SUPPLY AND TRADING Inc.                                    Corporation
      5659     LG&E Power Argentina I, Inc.                                        Corporation
      1602     Gelsenberg GmbH & Co.KG                                             Limited Partnership with a Private Limited
                                                                                   Liability Company as a General Partner

                  STATE OF                                                                                  STAKE RELATED
COMPANY-ID      ORGANIZATION                                   TYPE OF BUSINESS                              TO E.ON AG
----------      ------------                                   ----------------                             -------------
     20627      Germany                       Partner in Energie und Wasser Wahlstedt/Bad                        36.983
                                              Segeberg GmbH & Co.KG
     20579      Germany                       Data Processing                                                    27.919
     20628      Germany                       Municipal Bath                                                     36.171
      1628      Hungary                       Gas supply                                                         49.787
     20557      Germany                       Disposal of Special Cars / Humans for accidents in                 13.321
                                              Nuclear Power Plants
     20578      Germany                       Power Plant Management                                             83.335
     20556      Germany                       Power Plant Owner                                                  33.330
     20555      Germany                       Power Plant Owner                                                  50.000
     20584      Germany                       Biomass Power Plant Operator                                       29.975
     20588      Germany                       Biomass Power Plant Operator                                       49.959
     20658      Germany                       Biomass Power Plant Operator                                       79.935
     20604      Germany                       Power Plant Operator                                               99.919
     20553      Germany                       Wind Energy Utility                                                99.919
     20554      Germany                       Wind Energy Utility                                                99.919
     20551      Italy                         Wind Energy Utility                                                37.469
     20402      Germany                       Telecommunications Holding Company                                 62.850

     20585      Germany                       Holding / General Partner of 20586                                 18.162
     20586      Germany                       operating company of virtual market place of                       18.162
                                              Thuringia
     20609      Sweden                        Power Plant Owner and Operator                                     55.170
     20663      Sweden                                                                                           55.170
     20625      Sweden                        Power Plant Owner and Operator                                     55.170
     20624      Sweden                        Power Plant Owner and Operator                                     55.170
     20611      Sweden                        Service Company                                                    27.585
     20581      Sweden                        District heating                                                   55.170
     20608      Sweden                        District heating                                                   49.708
     20636      Sweden                        Inactive                                                           55.170
      5830      United Kingdom                Holding Company                                                   100.000
      5824      United Kingdom                Holding Company                                                   100.000
      5827      Ireland, Rep. Of              Power Generation Company                                          100.000
      5828      Ireland, Rep. Of              Operation and Maintenance Company                                 100.000
      5831      United Kingdom                Dormant                                                           100.000
      5832      United Kingdom                Dormant                                                           100.000
      5825      United Kingdom                Provider of Energy Efficiency Measures                            100.000
      5833      United Kingdom                Dormant                                                           100.000
      5826      United Kingdom                Dormant                                                           100.000
         3      United States Of America                                                                        100.000
       608      United States Of America                                                                        100.000
      5659      United States Of America                                                                        100.000
      1602      Germany                       Manages Cash                                                      100.000

EXHIBIT F - SCHEDULE 1(e)                                                     63

                                                                                                                              STAKE
                                                                                                                             RELATED
COMPANY                                                                         STATE OF                                     TO E.ON
-ID                  NAME OF COMPANY                     ORGANIZATION         ORGANIZATION      TYPE OF BUSINESS               AG
------  ---------------------------------------  ---------------------------  ------------- -------------------------------  -------
                                                                                            Gas transportation, trading /
1283    Ruhrgas AG                               Limited Corporation         Germany        Holding company                  100.000
1616    Autogas, s.r.o.                          Limited Liability Company   Czech Republic Gas company                       50.000
                                                 Limited Partnership with
        DEUDAN-Deutsch/Danische                  a Private Limited Liability
        Erdgastransportgesellschaft mbH & Co.    Company as a General                       Gas pipeline installation and
1629    Kommanditgesellschaft                    Partner                     Germany        operation                         24.990
                                                                                            Gas pipeline installation and
1630    DEUDAN-HOLDING-GmbH                      Private Limited Company     Germany        operation                         49.000
                                                                                            Activities in liquid gas and
1880    Deutsche Flussigerdgas Terminal oHG      General Partnership         Germany        operation                         78.000
        DFTG - Deutsche Flussigerdgas Terminal                                              Activities in liquid gas and
1631    Gesellschaft mbH                         Private Limited Company     Germany        operation                         78.000
1635    Dorstener Wohnungsgesellschaft mbH       Private Limited Company     Germany        residential building company      25.980
        ERDGASHEIZUNG-Gesellschaft fur
1684     Beratung und Information mbH            Private Limited Company     Germany        consulting for gas heating       100.000
        Erdgasversorgungsgesellschaft Thuringen-
1685    Sachsen mbH (EVG)                        Private Limited Company     Germany        gas supply company                50.000
                                                 Limited Partnership with
                                                 a Private Limited Liability
                                                 Company as a General                       service business for supplier
1686    ESC Energie Service Center GmbH & Co. KG Partner                     Germany        (billing and distribution)       100.000
1687    ESC-Energie Service Center                                                          service business for supplier
        Verwaltungs-GmbH                         Private Limited Company     Germany        (billing and distribution)       100.000
                                                                                            underground gas storage
1689    Etzel Gas-Lager Statoil Deutschland                                                 facilities and gas pipeline
        GmbH & Co.                               General Partnership         Germany        operating                         74.800
                                                                                            Buys and sells, rents out,
        GGG Gesellschaft fur Grundstucks- und                                               leases and manages real
1712    Gebaudenutzung mbH                       Private Limited Company     Germany        estate and property              100.000
                                                                                            underground gas storage
                                                                                            facilities installation and
1713    GHG-Gasspeicher Hannover GmbH            Private Limited Company     Germany        operating                         13.150
                                                                                            buys and marketing from
        GRE-Gesellschaft fur rationellen                                                    technical methods of energy
1716     Energieeinsatz mbH                      Private Limited Company     Germany        effiency                         100.000
        Grundstucksverwaltungsgesellschaft
1718    Ruhrgas AG & Co.                         unknown                     Germany        Property management              100.000
1729    Hermann Seippel-
        Unterstutzungseinrichtung GmbH           Private Limited Company     Germany        social benefit company           100.000
        HubCo - North West European Hub Service                                             installation and development
1730    Company GmbH                             Private Limited Company     Germany        of a hub in Bunde/Emden           25.000
                                                                                            Consulting and other services
1755    INTERGASINVEST Consulting S.R.L.         Private Limited Company     Romania        related to gas activities         50.000
                                                                                            operating control of gas-fueled
                                                                                            operated combined heat and
                                                                                            power generation plant and
1757    InterKVET s.r.o.                         Limited Liability Company   Slovakia       consulting for energy effiency    50.000
                                                                                            development and distribution
                                                                                            of Software for pipeline
1783    LIWACOM Informationstechnik GmbH         Private Limited Company     Germany        operating                         33.330
1794    MEGAL Finance Company Ltd.               Private Limited Company     Cayman Islands gas transportation company        50.000
        MEGAL GmbH Mittel-Europaische-
1795    Gasleitungsgesellschaft                  Private Limited Company     Germany        gas transportation company        50.000
1797    METHA-Methanhandel GmbH                  Private Limited Company     Germany        Gas trader                       100.000
1799    Mittelrheinische Erdgastransport                                                    Gas pipeline transportation
        Gesellschaft mbH                         Private Limited Company     Germany        and maintenance                  100.000
1803    NETRA GmbH Norddeutsche Erdgas                                                      Gas pipeline installation and
        Transversale                             Private Limited Company     Germany        operation                         33.330
                                                 Limited Partnership with
                                                 a Private Limited Liability
        NETRA GmbH Norddeutsche Erdgas           Company as a General                       Gas pipeline installation and
1802    Transversale & Co. KG                    Partner                     Germany        operation                         41.740
        NORDGAT Nordeuropaische                                                             Gas pipeline installation and
1806    Gastransportgesellschaft mbH             Private Limited Company     Germany        operation                         51.000
                                                 Limited Partnership with
                                                 a Private Limited Liability
        Nordrheinische Erdgastransportleitung    Company as a General                       Gas pipeline installation and
1807    sgesellschaft mbH & Co. KG               Partner                     Germany        operation                         50.000

EXHIBIT F - SCHEDULE 1(e)                                                     64


COMPANY-ID                              NAME OF COMPANY                                  ORGANIZATION
----------                              ---------------                                  ------------
   1808        Nordrheinische Erdgastransportleitungs-Verwaltungs-GmbH           Private Limited Company
   1814        Pipeline Engineering Gesellschaft fur Planung, Bau und            Private Limited Company
                 Betriebsuberwachung von Fernleitungen mbH
   1813        Pipeline Engineering (Channel Islands) Limited                    Private Limited Company
   1816        PLE Hellas E.P.E. - Consultants, Engineers, Contractors           Public Limited Company
   1817        PLE INTERNATIONAL LIMITED                                         Private Limited Company
   1818        PLEcon Pipeline Engineering Consulting GmbH                       Private Limited Company
   1819        PLEdoc Gesellschaft fur Dokumentationserstellung und -pflege mbH  Private Limited Company
   1829        Ruhrgas Austria AG                                                Limited Corporation
   1884        EVA-Beteiligungs- und Verwaltungsgesellschaft Au(beta)erfern      Private Limited Company
                 Ges.m.b.H.
   1691        EVA-Erdgasversorgung Au(beta)erfern Ges.m.b.H. & Co. KG           Limited Partnership with a Private Limited
                                                                                   Liability Company as a General Partner
   1879        Terragas Ges.m.b.H.                                               Private Limited Company
   1890        Ruhrgas Dienstleistung AG & Co. KG                                Limited Partnership with a Limited
                                                                                   Corporation as a General Partner
   1889        Ruhrgas Dienstleistung Management GmbH                            Private Limited Company
   1830        ruhrgas direkt GmbH                                               Private Limited Company
   1834        Ruhrgas E & P GmbH                                                Private Limited Company
   1877        Ruhrgas Norge AS                                                  Private Limited Company
   1837        Ruhrgas UK Exploration and Production Limited                     Private Limited Company
   1754        Interconnector (UK) Limited                                       Private Limited Company
   1603        Ruhrgas Energie Beteiligungs-Aktiengesellschaft                   Limited Corporation
   1604        AB Lietuvos Dujos                                                 Limited Corporation
   1615        AS EESTI GAAS                                                     Joint Stock Company
   1622        COLONIA-CLUJ-NAPOCA-ENERGIE S.R.L. (CCNE)                         Private Limited Company
   1642        Ekopur d.o.o.                                                     Limited Liability Company
   1690        EUROPGAS, a.s.                                                    Joint Stock Company
   1692        EWR GmbH                                                          Private Limited Company
   1705        Gasnor ASA                                                        Private Limited Company
   1706        Gasum Oy                                                          Public Limited Corporation
   1709        Gaswerk Philippsburg GmbH                                         Private Limited Company
  20376        HEAG Sudhessische Energie AG (HSE)                                Limited Corporation
   1762        Inwestycyjna Spolka Energetyczna-IRB Sp. z o. o.                  Limited Liability Company
   1772        IRB Deutschland GmbH & Co. KG                                     Limited Partnership with a Private Limited
                                                                                   Liability Company as a General Partner
   1801        Naturgass Vest AS                                                 Private Limited Company
   1810        Nova Naturgas AB                                                  Stock Company
   1825        RGE Holding GmbH                                                  Private Limited Company
   1638        DREWAG-Stadtwerke Dresden GmbH                                    Private Limited Company
   1708        Gasversorgung Frankenwald GmbH (GFW)                              Private Limited Company
   1776        KGN Kommunalgas Nordbayern GmbH                                   Private Limited Company
   1693        Ferngas Salzgitter GmbH                                           Private Limited Company
   1707        Gas-Union GmbH                                                    Private Limited Company
   1800        MVV Energie AG                                                    Limited Corporation
   1839        Saar Ferngas AG                                                   Limited Corporation
   3071        VNG AG                                                            Limited Corporation

                STATE OF                                                                            STAKE RELATED
COMPANY-ID    ORGANIZATION                          TYPE OF BUSINESS                                 TO E.ON AG
----------    ------------                          ----------------                                 ----------
   1808        Germany                     Gas pipeline installation and operation                      50.000
   1814        Germany                     Engineering company                                         100.000

   1813        United Kingdom              Engineering company                                         100.000
   1816        Greece                      Engineering company                                         100.000
   1817        United Kingdom              Engineering company                                         100.000
   1818        Germany                     Engineering company                                          85.000
   1819        Germany                     Service for pipelines                                       100.000
   1829        Austria                     Holding Company                                             100.000
   1884        Austria                     Holding Company                                              26.000

   1691        Austria                     Municipal gas distribution utility                           26.000

   1879        Austria                     Gas Supplier                                                 75.100
   1890        Germany                     Service company                                             100.000

   1889        Germany                     service business for gas supplier                           100.000
   1830        Germany                     Direct marketing                                            100.000
   1834        Germany                     Holding Company                                             100.000
   1877        Norway                      E&P oil & gas upstream                                      100.000
   1837        United Kingdom              Producer of gas and oil                                     100.000
   1754        United Kingdom              Gas transportation                                           10.000
   1603        Germany                     Holding Company                                             100.000
   1604        Lithuania                   Gas Supplier                                                 35.700
   1615        Estonia                     Gas Distribution Utility                                     33.600
   1622        Romania                     District Heating and Engineering Company                     33.330
   1642        Slovenia                    Holding Company                                             100.000
   1690        Czech Republic              Holding Company                                              50.000
   1692        Germany                     Municipal Gas Utility                                        20.000
   1705        Norway                      Municipal Gas Utility                                        15.000
   1706        Finland                     Gas Distribution Utility                                     20.000
   1709        Germany                     Municipal Gas Utility                                        87.900
  20376        Germany                     Multi-Utility                                                39.323
   1762        Poland                      Engineering company                                          50.000
   1772        Germany                     Gas pipeline installation and operation                      50.000

   1801        Norway                      Municipal Gas Utility                                        14.040
   1810        Sweden                      Gas Distribution Company                                     29.590
   1825        Germany                     Holding Company                                             100.000
   1638        Germany                     Municipal Multi-Utility                                      10.000
   1708        Germany                     Regional Gas Distribution Company                            34.901
   1776        Germany                     Regional Gas Distribution Company                            69.802
   1693        Germany                     Holding Company                                              59.143
   1707        Germany                     Gas Distribution Utility                                     25.930
   1800        Germany                     Multi-Utility                                                15.050
   1839        Germany                     Regional Gas Distribution Company                            20.000
   3071        Germany                     Gas Disposal                                                 42.100

EXHIBIT F - SCHEDULE 1(e)                                                     65


COMPANY-ID                          NAME OF COMPANY                                        ORGANIZATION
----------                          ---------------                                        ------------
   1866        Vychodoceska plynarenska, a.s. (VCP)                              Joint Stock Company
   1831        Ruhrgas Energie Hungaria Reszesedesek Kft.                        Limited Company
   1695        Fovarosi Gazmuvek Reszvenytarsasag (FOGAZ)                        Public Limited Company
   1838        S.C. Congaz S.A.                                                  Limited Corporation (public or private)
   1846        SOCIETE DE TRANSPORT DE GAZ, SOTEG, Societe Anonyme               Limited Corporation (public or private)
   1848        Stadtwerke Duisburg AG                                            Limited Corporation
   1849        Stadtwerke Essen AG                                               Limited Corporation
   1850        Stadtwerke Karlsruhe GmbH                                         Private Limited Company
   1876        Stadtwerke Langenfeld GmbH                                        Private Limited Company
   1851        Stadtwerke Neuss Energie und Wasser GmbH                          Private Limited Company
   1855        Szczencinska Energetyka Cieplna Sp. z o.o.                        Limited Liability Company
   1858        therminvest Sp. z o. o.                                           Limited Liability Company
   1832        Ruhrgas Industries GmbH                                           Private Limited Company
   1632        diga Gebaudetechnik GmbH i. L.                                    Private Limited Company
   1627        CVU-Consulting fur Versorgungsunternehmen GmbH i.L.               Private Limited Company
   1633        diga Gebaudetechnik Melsungen GmbH i.L.                           Private Limited Company
   1688        ETG Energie-Transfer GmbH i. L.                                   Private Limited Company
   1827        RI Metering Holding GmbH                                          Private Limited Company
   1873        ABB Rometrics S.r.l.                                              Private Limited Company
   1664        Elster Matarkontroll AB                                           unknown
   1669        Elster Medidores S.A.                                             Public Limited Company
   1697        Galileo la Rioja S.A.                                             Public Limited Company
   1874        Elster Merestechnika Kft.                                         Limited Company
   1672        Elster Metering AS                                                Private Limited Company
   1673        Elster Metering Holdings Ltd.                                     Private Limited Company
   1608        AMCo Water Metering Systems Holding, Inc.                         Corporation
   1609        AMCo Water Metering Systems, Inc.                                 Corporation
   1610        AMCo Water Metering Systems, Inc.                                 Corporation
   1652        Elster Comptage S.A.                                              Limited Corporation (public or private)
   1653        Elster Contatori S.r.l.                                           Private Limited Company
   1659        Elster Iberconta S.A.                                             Limited Corporation (public or private)
   1624        Compania Colombiana de Medidores Tavira S.A.                      Corporation (open or closed)
   1670        Elster Medidores S.A.                                             Limited Corporation (public or private)
   1667        Elster Medicion S.A.                                              Corporation (open or closed)
   1668        Elster Medidores S.A. de C.V.                                     Limited Partnership
   1683        Elster Tavira S.A.                                                Limited Corporation (public or private)
   1661        Elster Investments Ltd.                                           Private Limited Company
   1662        Elster Kent Metering (Pty.) Ltd.                                  Proprietary Limited Company
   1711        George Kent (South Africa) Ltd                                    Proprietary Limited Company
   1775        Kent Instrument Properties (South Africa) (Pty) Ltd               Proprietary Limited Company
   1663        Elster Kent Participacoes Ltda.                                   Limited Liability Company
   1665        Elster Medicao de Agua S/A                                        Public Limited Company
   1666        Elster Medicao de Energia Ltda.                                   Limited Liability Company
   1671        Elster Messtechnik GmbH                                           Private Limited Company

                   STATE OF                                                                           STAKE RELATED
COMPANY-ID      ORGANIZATION                          TYPE OF BUSINESS                                 TO E.ON AG
----------      ------------                          ----------------                                 ----------
   1866          Czech Republic              Regional Gas Distribution Company                            16.520
   1831          Hungary                     Holding Company                                             100.000
   1695          Hungary                     Gas Distribution Utility                                     16.340
   1838          Romania                     Municipal gas distribution utility                           28.570
   1846          Luxembourg                  Gas Distribution Utility                                     20.000
   1848          Germany                     Municipal Multi-Utility                                      20.000
   1849          Germany                     Municipal Multi-Utility                                      20.000
   1850          Germany                     Municipal Multi-Utility                                      10.000
   1876          Germany                     Municipal Multi-Utility                                      20.000
   1851          Germany                     Municipal Multi-Utility                                      15.000
   1855          Poland                      Heat production and distribution                             26.235
   1858          Poland                      Heating Energy Utility                                       75.000
   1832          Germany                     Holding Company                                             100.000
   1632          Germany                     Energie Services / Heating maintenance                      100.000
   1627          Germany                     Consulting company                                          100.000
   1633          Germany                     Energie Services / Heating maintenance                      100.000
   1688          Germany                     Industrial services                                         100.000
   1827          Germany                     Holding Company                                             100.000
   1873          Romania                     Metering                                                     60.000
   1664          Sweden                      Metering                                                    100.000
   1669          Argentina                   Metering                                                     99.830
   1697          Argentina                   Metering                                                     99.830
   1874          Hungary                     Metering                                                    100.000
   1672          Norway                      Water / electricity meter manufacturer / distributor        100.000
   1673          United Kingdom              Holding Company                                             100.000
   1608          United States Of America    Water Metering                                              100.000
   1609          United States Of America    Water Metering                                              100.000
   1610          Puerto Rico                 Water / electricity meter manufacturer / distributor        100.000
   1652          France                      Water / electricity meter manufacturer / distributor         97.000
   1653          Italy                       Water / electricity meter manufacturer / distributor        100.000
   1659          Spain                       Metering                                                     99.990
   1624          Colombia                    Metering                                                     99.990
   1670          Peru                        Metering                                                     99.990
   1667          Chile                       Metering                                                     51.994
   1668          Mexico                      Metering                                                     99.990
   1683          Venezuela                   Metering                                                     99.990
   1661          United Kingdom              Dormant company                                             100.000
   1662          South Africa                Electricity and Water metering                              100.000
   1711          South Africa                Property owning company                                     100.000
   1775          South Africa                Property owning company                                     100.000
   1663          Brazil                      Dormant company                                              99.000
   1665          Brazil                      Water / electricity meter manufacturer / distributor         70.000
   1666          Brazil                      Produces Products (Meters of Electricity) for Utilities     100.000
   1671          Germany                     Metering                                                    100.000

EXHIBIT F - SCHEDULE 1(e)                                                     66

                                                                                                                  STATE OF
COMPANY-ID                 NAME OF COMPANY                                    ORGANIZATION                      ORGANIZATION
----------                 ---------------                                    ------------                      ------------
   1614     Andrae Leonberg GmbH                                 Private Limited Company                  Germany
   1655     Elster Energiemesstechnik ICM GmbH                   Private Limited Company                  Germany
   1680     Elster Meters Sp. z o.o.                             Limited Liability Company                Poland
   1674     Elster Metering International Ltd.                   Private Limited Company                  United Kingdom
   1675     Elster Metering Ltd.                                 Private Limited Company                  United Kingdom
   1676     Elster Metering Pty Ltd                              Proprietary Limited Company              Australia
   1634     Dobbie Dico Meter Co Pty.                            Proprietary Limited Company              Australia
   1860     Tita Fittings Pty. Ltd                               Proprietary Limited Company              Australia
   1698     Gas Meters Pty Ltd                                   Proprietary Limited Company              Australia
   1677     Elster Metering S.A.                                 Limited Corporation (public or private)  Belgium
   1678     Elster Meters B.V.                                   Private Limited Company                  Netherlands
   1679     Elster Meters Ltd.                                   Private Limited Company                  Zimbabwe
   1847     South Africa Instrument Holdings (Pty) Ltd.          Proprietary Limited Company              South Africa
   1872     Elster Metering Private Limited                      Private Limited Company                  India
   1871     OOO Elster Metronica                                 ?                                        Russia
   1828     RI-Industrie Holding GmbH                            Private Limited Company                  Germany
   1612     American Meter Holdings Corporation                  Corporation                              United States Of America
   1611     American Meter Company                               Company                                  United States Of America
   1607     AMCO Automated Systems, LLC.                         Limited Liability Company                United States Of America
   1613     American Meter International Company                 Company                                  United States Of America
   1621     Canadian Meter Company Inc.                          Corporation                              Canada
   1654     Elster Electricity LLC                               Limited Liability Company                United States Of America
   1812     Perfection Corporation                               Corporation                              United States Of America
   1719     H + H Engineered Molded Products Inc.                Corporation                              United States Of America
   1841     Sejong-AMC Corporation LTD.                          Private Limited Company                  Korea, Rep. of South
   1779     Kromschroder Inc.                                    Corporation                              United States Of America
   1647     ELSTER AG Me(beta)- und Regeltechnik                 Limited Corporation                      Germany
   1618     B.V. ERMAF                                           Private Limited Company                  Netherlands
   1859     Thermo Heating Productions B.V.                      Private Limited Company                  Netherlands
   1644     Elsel Gaz Armaturleri Sanayi ve Ticaret A.S.         Public Limited Company                   Turkey
   1648     Elster Amco de Mexico S. de R.L. de C.V.             ?                                        Mexico
   1649     ELSTER AMCO DE SUDAMERICA S.A.                       Public Limited Company                   Argentina
   1656     Elster Gastechnic, Produktions- und
              Vertriebsgesellschaft m.b.H.                       Private Limited Company                  Austria
   1646     ELSTER (UK) Ltd                                      Private Limited Company                  United Kingdom
   1639     E. E. Jeavons & Co. Ltd                              Private Limited Company                  United Kingdom
   1650     Elster BB Limited                                    Private Limited Company                  United Kingdom
   1651     Elster BBM Limited                                   Private Limited Company                  United Kingdom
   1660     ELSTER JEAVONS LIMITED                               Private Limited Company                  United Kingdom
   1645     ELSTER (JS) LIMITED                                  Private Limited Company                  United Kingdom

                                                                      STAKE RELATED
COMPANY-ID                      TYPE OF BUSINESS                       TO E.ON AG
----------                      ----------------                       ----------
   1614       Metering                                                   100.000
   1655       Metering                                                   100.000
   1680       Water / electricity meter manufacturer / distributor       100.000
   1674       Dormant company                                            100.000
   1675       Metering                                                   100.000
   1676       Manufacturer of water meters                               100.000
   1634       Metering                                                   100.000
   1860       Metering                                                   100.000
   1698       Metering                                                   100.000
   1677       Water / electricity meter manufacturer / distributor        99.960
   1678       Water / electricity meter manufacturer / distributor       100.000
   1679       Water / electricity meter manufacturer / distributor       100.000
   1847       Property owning company                                    100.000
   1872       Metering                                                    99.990
   1871       Metering (Electricity) & Metering-System Delivery
                and Installation Services                                100.000
   1828       Holding Company                                            100.000
   1612       Holding Company                                            100.000
   1611       Manufactures and distributes gas meters and related
                devices                                                  100.000
   1607       Automated meter reading products                           100.000
   1613       Holding Company                                            100.000
   1621       Manufactures and distributes gas meters and related
                devices                                                  100.000
   1654       Metering                                                   100.000
   1812       Mechanical joining products for gas and water
                distribution                                             100.000
   1719       Produces custom injection molding products                 100.000
   1841       Metering                                                    49.000
   1779       Metering                                                    80.000
   1647       Metering                                                   100.000
   1618       Sales Organisation                                          98.758
   1859       Production of fans for hot-air farming                      98.758
   1644       Gas meter manufacturer and trader                           50.000
   1648       Gas meter manufacturer and trader                          100.000
   1649       Gas meter manufacturer and trader                          100.000
   1656       Metering                                                   100.000
   1646       Holding company                                            100.000
   1639       Metering                                                   100.000
   1650       Metering                                                   100.000
   1651       Metering                                                   100.000
   1660       Metering                                                   100.000
   1645       Metering                                                   100.000

EXHIBIT F - SCHEDULE 1(e)                                                     67

                                                                                                             STATE OF
COMPANY-ID                   NAME OF COMPANY                                 ORGANIZATION                  ORGANIZATION
----------                   ---------------                                 ------------                  ------------
   1760     International Gas Apparatus Limited                  Private Limited Company                  United Kingdom
   1875     International Gas Apparatus do Brasil Ltda.          Limited Liability Company                Brazil
   1758     International Gas Apparatur A/S                      Public Limited Company                   Denmark
   1761     Internationale Gas Apparaten B.V.                    Private Limited Company                  Netherlands
   1732     IGA-Belgium N.V.                                     Public or Private Limited Company        Belgium
   1780     Kromschroeder S.A.                                   Limited Corporation (public or private)  Spain
   1823     PREMAGAS s.r.o.                                      Limited Liability Company                Slovakia
   1796     METEKO-PREMAGAS GmbH                                 Private Limited Company                  Russia
   1821     PREMAGAS Czech, s.r.o.                               Limited Liability Company                Czech Republic
   1822     Premagas Kromschroder Ukraine s.o.                   unknown                                  Ukraine
   1657     ELSTER GmbH                                          Private Limited Company                  Germany
   1658     ELSTER HANDEL GmbH                                   Private Limited Company                  Germany
   1882     FAM-Intergas-Thuringen GmbH i.K.                     Private Limited Company                  Germany
   1694     FLOW COMP Systemtechnik GmbH                         Private Limited Company                  Germany
   1702     Gaselectronica GmbH                                  Private Limited Company                  Russia
   1844     Shanghai Elster AMCO Gas Equipment Co., Ltd.         Limited Liability Company                China
   1696     G. Kromschroder AG                                   Limited Corporation                      Germany
   1625     Compteurs Magnol S.A.S.                              Limited Partnership                      France
   1710     GAZ ET THERMIQUE CONTROLE S.A.S                      Limited Partnership                      France
   1793     MAGNOL ITALIA S.r.l.                                 Private Limited Company                  Italy
   1626     CONSTRUCTIONS GENERALES ELECTRIQUES ET GAZIERES
              COGEGAZ S. A.                                      Limited Corporation (public or private)  Belgium
   1640     Ecta Kromschroeder S.p.A.                            Public Limited Company                   Italy
   1643     elkro gas S.p.A.                                     Public Limited Company                   Italy
   1681     ELSTER RUSGAS Pribor                                 unknown                                  Russia
   1682     ELSTER SERVICE GmbH                                  Private Limited Company                  Germany
   1699     Gas Service Freiberg GmbH                            Private Limited Company                  Germany
   1804     NGT Neue Gebaudetechnik GmbH                         Private Limited Company                  Germany
   1641     EGM Gesellschaft fur Energie- und Gebaudemanagement
              Bonn mbH                                           Private Limited Company                  Germany
   1700     Gas- und Wassermesserfabrik AG                       Limited Corporation                      Switzerland
   1728     helsacomp GmbH                                       Private Limited Company                  Germany
   1756     INTERGAZ - Sp. z o. o.                               Limited Liability Company                Poland
   1774     JV BEMKROMGAS                                        unknown                                  Russia
   1777     KROMOS B.V.                                          Private Limited Company                  Netherlands
   1778     Kromschroder (UK) Ltd.                               Private Limited Company                  United Kingdom
   1781     LBE Feuerungstechnik GmbH                            Private Limited Company                  Germany
   1824     Qianwei Kromschroder Meters (Chongqing) Co. Ltd.     Limited Liability Company                China
   1742     Instromet Holding B.V.                               Private Limited Company                  Netherlands
   1746     Instromet Investments B.V.                           Private Limited Company                  Netherlands
   1734     Instromet AG                                         Limited Corporation                      Switzerland
   1737     Instromet B.V.                                       Private Limited Company                  Netherlands
   1736     Instromet B.V. Ges.m.b.H.                            Private Limited Company                  Austria
   1741     Instromet GmbH                                       Private Limited Company                  Germany
   1744     Instromet International N.V.                         Public or Private Limited Company        Belgium

                                                                      STAKE RELATED
COMPANY-ID                      TYPE OF BUSINESS                       TO E.ON AG
----------                      ----------------                       ----------
   1760       Designer and Manufacturer of Gas Supply Plant              100.000
   1875       Dormant Company                                            100.000
   1758       Systems/Engineering                                        100.000
   1761       Systems/Engineering                                        100.000
   1732       Metering                                                    85.000
   1780       Gas Meter Manufacturer and Trader                           24.482
   1823       Gas Meter Manufacturer and Trader                          100.000
   1796       Production, sales and services of gasmeters                 50.000
   1821       Gas Meter Manufacturer and Trader                          100.000
   1822       Gas meter manufacturing and distribution                    49.965
   1657       Metering                                                   100.000
   1658       Sales Organisation                                          97.971
   1882       Metering Equipment                                          20.000
   1694       Metering Equipment                                          80.000
   1702       Gas Meter Manufacturer and Trader                           49.000
   1844       Gas Meter Manufacturer and Trader                           55.000
   1696       Metering                                                    95.860
   1625       Gas meter manufacturer and distributers                     95.860
   1710       Trading in Gas Utilisation Components                       95.860
   1793       Gas Meters Distributer                                      71.895
   1626       Gas metering and measurement                                95.863
   1640       Distribution og das controls                                95.860
   1643       Gas meter manufacturer and trader                           97.239
   1681       Gas meter manufacturing and distribution                    86.274
   1682       Gas meter repairs                                           95.860
   1699       Gas meter repairs                                           47.930
   1804       Services in gas and heating                                 95.860
   1641       Contracting and heat service                                37.385
   1700       Gas and Water meter production                              20.475
   1728       Production of diaphragms                                    19.172
   1756       Gas meter manufacturing and distribution                    34.873
   1774       Gas meter manufacturing and distribution                    47.930
   1777       Holding Company                                             95.860
   1778       Sales of Gas Controls                                       95.860
   1781       Planning of engineerng and burners                          95.860
   1824       Gas meter manufacturing and distribution                    46.971
   1742       Holding and Management Company                             100.000
   1746       Holding Company                                            100.000
   1734       Seller of Gas measurement equipment                        100.000
   1737       Manufacturer and seller of Gas measurement equipment       100.000
   1736       Seller of Gas measurement equipment                        100.000
   1741       Seller of Gas measurement equipment                        100.000
   1744       Manufacturer and seller of Gas measurement equipment       100.000

EXHIBIT F - SCHEDULE 1(e)                                                     68

                                                                                                                  STATE OF
COMPANY-ID                NAME OF COMPANY                                  ORGANIZATION                         ORGANIZATION
----------                ---------------                                  ------------                         ------------
   1617     B.S. Instruments Ltd                                 Private Limited Company                  United Kingdom
   1750     Instromet Polska Sp. z o. o.                         Limited Liability Company                Poland
   1752     Instromet Sarl.                                      Private Limited Company                  France
   1864     UB TOV Instromet Ukraine                             unknown                                  Ukraine
   1745     Instromet Invest N.V.                                Public or Private Limited Company        Belgium
   1745     TransCanada Calibrations Ltd.                        Private Limited Company                  Canada
   1739     Instromet Controlo e Regulacao de Gas Lda.           Quoted Company                           Portugal
   1740     Instromet Gas S.L.                                   Private Limited Company                  Spain
   1743     Instromet Inc.                                       Corporation                              United States Of America
   1738     Instromet Canada Ltd.                                Private Limited Company                  Canada
   1759     Instromet Mexicana de S. de R.L. de C.V.             ?                                        Mexico
   1809     Nottingham Flow Controls Ltd.                        Private Limited Company                  United Kingdom
   1862     TransCanada Calibrations Ltd.                        Private Limited Company                  Canada
   1749     Instromet Patrimonium B.V.                           Private Limited Company                  Netherlands
   1753     Instromet Ultrasonics B.V.                           Private Limited Company                  Netherlands
   1842     Servex Hungary Ltd.                                  Private Limited Company                  Hungary
   1773     ITI Instromet Italia S.r.l.                          Private Limited Company                  Italy
   1763     Ipsam International N.V.                             Public or Private Limited Company        Belgium
   1764     Ipsam N.V.                                           Public or Private Limited Company        Belgium
   1784     LOI - IPSEN Holding GmbH                             Private Limited Company                  Germany
   1782     LINAC Holdings Inc.                                  Corporation                              United States Of America
   1723     Hauck Manufacturing Company Inc.                     Corporation                              United States Of America
   1771     Ipsen International Inc.                             Corporation                              United States Of America
   1786     LOI Inc.                                             Corporation                              United States Of America
   1865     Vacuum Furnace Systems Corp.                         Corporation                              United States Of America
   1826     RI Europe Furnaces Holding GmbH                      Private Limited Company                  Germany
   1725     Hauzer Techno Coating B.V.                           Private Limited Company                  Netherlands
   1724     Hauzer Beschichtungen GmbH                           Private Limited Company                  Germany
   1726     Hauzer Techno Coating Engineering B.V.               Private Limited Company                  Netherlands
   1727     Hauzer Techno Coating Production B.V.                Private Limited Company                  Netherlands
   1731     HVM Plasma                                           Limited Liability Company                Czech Republic
   1770     Ipsen International GmbH                             Private Limited Company                  Germany
   1765     Ipsen Abar UK Limited                                Private Limited Company                  United Kingdom
   1766     Ipsen Industries Furnaces (Shanghai) Ltd.            Private Limited Company                  China
   1767     Ipsen Industries Iberica S.L.                        Private Limited Company                  Spain
   1768     Ipsen Industries Nordiska AB                         Stock Company                            Sweden
   1769     Ipsen Industries SARL                                Private Limited Company                  France
   1867     WESMAN IPSEN Furnaces Pvt. Ltd.                      Private Limited Company                  India
   1790     LOI Thermprocess GmbH                                Private Limited Company                  Germany

                                                                      STAKE RELATED
COMPANY-ID                      TYPE OF BUSINESS                       TO E.ON AG
----------                      ----------------                       ----------
   1617       Manufacturer and seller of Gas measurement equipment        75.000
   1750       Seller of Gas measurement equipment                         30.000
   1752       Seller of Gas measurement equipment                        100.000
   1864       Inactive                                                    51.000
   1745       Holding Company                                            100.000
   1745       Provider of calibration services for gas meters             20.000
   1739       Seller of Gas measurement equipment                         30.000
   1740       Seller of Gas measurement equipment                         76.000
   1743       Seller of Gas measurement equipment                        100.000
   1738       Inactive                                                   100.000
   1759       Inactive                                                    99.966
   1809       Manufacturer and seller of Gas measurement equipment       100.000
   1862       Electricity and Water metering                              20.000
   1749       To be merged                                               100.000
   1753       Manufacturer and seller of Gas measurement equipment       100.000
   1842       Inactive                                                    34.000
   1773       Seller of Gas measurement equipment                         87.000
   1763       Manufacturer and seller of Gas measurement equipment       100.000
   1764       To be liquidated                                           100.000
   1784       Holding Company                                            100.000
   1782       Holding Company                                            100.000
   1723       Manufacturer Combustion Equipment                          100.000
   1771       Manufacturer of vacuum and atmosphere industrial           100.000
               furnaces
   1786       Provider of Design & Engineering of Industrial             100.000
                Furnaces
   1865       Metering                                                   100.000
   1826       Holding Company                                            100.000
   1725       Engineering company                                        100.000
   1724       No activities                                              100.000
   1726       Engineering company                                        100.000
   1727       Production activities for Hauzer Techno Coating B.V.       100.000
   1731       Production components and PVD coating                       40.000
   1770       Heat treatment and surface engineering                     100.000
   1765       Heat treatment and surface engineering                     100.000
   1766       Heat treatment and surface engineering                     100.000
   1767       Heat treatment and surface engineering                     100.000
   1768       Heat treatment and surface engineering                     100.000
   1769       Heat treatment and surface engineering                     100.000
   1867       Heat treatment and surface engineering                      51.000
   1790       Construction,development and sales of heat treatment       100.000
                equipment for the iron and steel and automotive
                industry

EXHIBIT F - SCHEDULE 1(e)                                                     69

                                                                                                             STATE OF
COMPANY-ID                    NAME OF COMPANY                                ORGANIZATION                  ORGANIZATION
----------                    ---------------                                ------------                  ------------
   1714     GoGas Goch GmbH & Co.                                General Partnership                      Germany
   1715     GoGas Goch Verwaltungsgesellschaft mbH               Private Limited Company                  Germany
   1717     Grundstucksverwaltung LBH GmbH & Co.                 General Partnership                      Germany
   1721     Harterei VTN Wilthen GmbH                            Private Limited Company                  Germany
   1722     Harterei VTN Witten GmbH                             Private Limited Company                  Germany
   1785     LOI Fours Industriels S.A.                           Limited Corporation (public or private)  Belgium
   1636     Drever International S.A.                            Public Limited Company                   Belgium
   1637     Drever Systems S.A.                                  Limited Corporation (public or private)  Belgium
   1787     LOI Industrial Furnaces Ltd.                         Private Limited Company                  United Kingdom
   1788     LOI Industrieofenanlagen Ges. m.b.H. i. L.           Private Limited Company                  Austria
   1789     LOI Thermprocess (Tianjin) Co. Ltd.                  Limited Liability Company                China
   1885     Tianjin Strong Equipment Manufacturing Co., Ltd.     Private Limited Company                  China
   1791     LOI Wesman Thermprocess Pvt. Ltd.                    Private Limited Company                  India
   1792     LOI-POLAND Spolka z o. o.                            Limited Liability Company                Poland
   1805     NIRVAN LOI Private Ltd.                              Private Limited Company                  India
   1840     Schmitz & Apelt LOI Industrieofenanlagen GmbH        Private Limited Company                  Germany
   1833     Ruhrgas Mittel- und Osteuropa GmbH                   Private Limited Company                  Germany
   1878     Slovak Gas Holding B.V.                              Private Limited Company                  Netherlands
   1891     Slovensky Plynarensky Priemysel a.s. (SPP)           Joint Stock Company                      Slovakia
   1881     Ruhrgas Personalagentur GmbH                         Private Limited Company                  Germany
   1835     Ruhrgas Polska Sp. z o. o.                           Limited Liability Company                Poland
   1836     Ruhrgas Service GmbH                                 Private Limited Company                  Germany
   1886     Ruhrgas Thuga Holding GmbH                           Private Limited Company                  Germany
  20603     ENERGO d.o.o.                                        Limited Liability Company                Croatia
  20613     Stadtwerke Radolfzell GmbH                           Private Limited Company                  Germany
  20661     ThuBet Ostsachsen GmbH                               Private Limited Company                  Germany
  20620     C.G.M. Compagnia generale metano S.r.l.              Private Limited Company                  Italy
  20592     Basengas S.r.l.                                      Private Limited Company                  Italy
  20558     Co.Gas Vendita S.r.l.                                Private Limited Company                  Italy

                                                                      STAKE RELATED
COMPANY-ID                      TYPE OF BUSINESS                       TO E.ON AG
----------                      ----------------                       ----------
   1714       Trades in iron, steel and metal products                    10.000
   1715       Trades in iron, steel and metal products                    10.000
   1717       Property management                                        100.000
   1721       Heat treatment services for various application             90.000
   1722       Heat treatment services for various application            100.000
   1785       Engineering company                                        100.000
   1636       Engineering company                                        100.000
   1637       Engineering company                                        100.000
   1787       Construction,development and sales of heat treatment
                equipment for the iron and steel and automotive
                industry                                                 100.000
   1788       Construction,development and sales of heat treatment
                equipment for the iron and steel and automotive
                industry                                                 100.000
   1789       Construction,development and sales of heat treatment
                equipment for the iron and steel and automotive
                industry                                                 100.000
   1885       Production and supply of heat treatment equipment           10.000
   1791       Construction,development and sales of heat treatment
                equipment for the iron and steel and automotive
                industry                                                  51.000
   1792       Construction,development and sales of heat treatment
                equipment for the iron and steel and automotive
                industry                                                 100.000
   1805       Heat treatment services for various application             40.000
   1840       Construction,development and sales of heat treatment
                equipment for the iron and steel and automotive
                industry                                                 100.000
   1833       Holding Company                                            100.000
   1878       Holding Company                                             50.000
   1891       Gas distribution company                                    24.500
   1881       Qualifying Employee Trust Company                          100.000
   1835       energy producing company                                   100.000
   1836       service company (in technical, service and
                administrative areas)                                    100.000
   1886       Holding Company                                            100.000
  20603       Energy company                                              16.378
  20613       Electricity, Gas, Heating and Water Distribution
                and Supply Company                                        47.209
  20661       Holding Company                                             96.346
  20620       Gas Distribution Company                                    96.346
  20592       Gas Distribution Company                                    48.173
  20558       Gas Supplier                                                93.542

EXHIBIT F - SCHEDULE 1(e)                                                     70

                                                                                                         STATE OF
COMPANY-ID                 NAME OF COMPANY                                  ORGANIZATION               ORGANIZATION
----------                 ---------------                                  ------------               ------------
  20562     Erogas S.p.A.                                        Public Limited Company                   Italy
  20637     Rotagas S.r.l.                                       Private Limited Company                  Italy
  20589     Simeo S.r.l.                                         Private Limited Company                  Italy
  20599     Consorzio Energia Brenta                             ?                                        Italy
  20598     Consorzio Friulano Imipianti                         ?                                        Italy
  20565     Delta Gas Energia S.r.l.                             Private Limited Company                  Italy
  20566     Energas Sudgas S.r.l.                                Private Limited Company                  Italy
  20572     Finberg S.r.l.                                       Private Limited Company                  Italy
  20573     Orobica Gas S.p.A.                                   Public Limited Company                   Italy
  20646     G.E.I. Gestione Energetica Impianti S.p.A.           Public Limited Company                   Italy
  20615     Ges.Fin. S.r.l.                                      Private Limited Company                  Italy
  20571     Imetan S.r.l.                                        Private Limited Company                  Italy
  20618     La Metanifera Lodigiana S.r.l.                       Private Limited Company                  Italy
  20614     Metancastano S.p.A.                                  Public Limited Company                   Italy
  20619     Metano impianti S.p.A.                               Public Limited Company                   Italy
  20621     Casalasco Metano S.p.A.                              Public Limited Company                   Italy
  20622     Casalasco Gas S.r.l.                                 Private Limited Company                  Italy
  20616     Metancastano S.r.l.                                  Private Limited Company                  Italy
  20567     Metanifera Sommese S.r.l.                            Private Limited Company                  Italy
  20568     Metanifera Sommese Vendita S.r.l.                    Private Limited Company                  Italy
  20570     Nova Gas S.r.l.                                      Private Limited Company                  Italy
  20601     Padana Service S.r.l.                                Private Limited Company                  Italy
  20569     Padana.com S.r.l.                                    Private Limited Company                  Italy
  20574     SIMA.com S.r.l.                                      Private Limited Company                  Italy
  20617     SO.DI.ME.-Metano Lombarda A.T. S.r.l.                Private Limited Company                  Italy
  20623     Metano impianti Energia S.r.l.                       Private Limited Company                  Italy
  20600     Sudgas Trading S.r.l.                                Private Limited Company                  Italy
  20659     Thuga-Eigenbetriebe Stromgesellschaft mbH            Private Limited Company                  Germany
  20647     Thuga-Thuringische Beteiligungs GmbH                 Private Limited Company                  Germany
   1887     Ruhrgas Transport AG & Co. KG                        Limited Partnership with a Limited       Germany
                                                                   Corporation as a General Partner
   1888     Ruhrgas Transport Management GmbH                    Private Limited Company                  Germany
   1853     Suddeutsche Erdgas Transport Gesellschaft mbH        Private Limited Company                  Germany
   1861     Trans Europa Naturgas Pipeline GmbH (TENP)           Private Limited Company                  Germany
   1868     ZAO GEROSGAZ                                         unknown                                  Russia
   1869     Zapsibruhrgaz-Engineering                            unknown                                  Russia
  60049     DEUTSCHBAU Immobilien GmbH & Co. KG                  Limited Partnership with a Private       Germany
                                                                   Limited Liability Company as a
                                                                   General Partner
  60050     DEUTSCHBAU Immobilien Verwaltungs GmbH               Private Limited Company                  Germany
  60051     MIRA Grundstucksgesellschaft mbH & Co. KG            Limited Partnership with a Private       Germany
                                                                   Limited Liability Company as a
                                                                   General Partner
      6     Nordel Holding Gesellschaft mbH                      Private Limited Company                  Germany
      5     Nordel Holding GmbH & Co.KG                          Limited Partnership with a Private       Germany
                                                                   Limited Liability Company as a
                                                                   General Partner

                                                                      STAKE RELATED
COMPANY-ID                   TYPE OF BUSINESS                          TO E.ON AG
----------                   ----------------                          ----------
  20562       Gas Distribution Company                                    96.346
  20637       Gas Supplier                                                47.209
  20589       Gas Distribution Company                                    96.346
  20599       Gas / Energy Company                                        36.129
  20598       Gas / Energy Company                                        72.259
  20565       Gas Supplier                                                72.259
  20566       Gas Supplier                                                96.346
  20572       Holding Company                                             96.346
  20573       Gas Distribution Company                                    96.346
  20646       Gas Distribution  Company                                   47.151
  20615       Holding Company                                             96.346
  20571       Gas Distribution Company                                    96.346
  20618       Gas Distribution Company                                    96.346
  20614       Gas Distribution Company                                    96.346
  20619       Gas Distribution Company                                    96.346
  20621       Gas Distribution Company                                    96.346
  20622       Gas Distribution Company                                    96.346
  20616       Gas Distribution Company                                    96.346
  20567       Gas Distribution Company                                    96.346
  20568       Gas Supplier                                                96.346
  20570       Gas Distribution Company                                    96.346
  20601       Energy company                                              75.149
  20569       Gas Supplier                                                96.346
  20574       Gas Supplier                                                96.346
  20617       Gas Distribution Company                                    96.346
  20623       Gas Supplier                                                96.346
  20600       Trading company                                             96.346
  20659       Electricity Distribution Utility                            96.346
  20647       Holding Company                                             96.346
   1887       gas transportation company                                 100.000

   1888       gas transportation company                                 100.000
   1853       Gas pipeline installation and operation                    100.000
   1861       Gas pipeline installation and operation                     51.000
   1868       gas producing company                                       49.000
   1869       service company                                             50.000
  60049       Real Estate Investment, Development and Service
                Company                                                   50.000

  60050       Service Company                                             50.000
  60051       Real Estate Service Company

      6       Inactive                                                   100.000
      5       Manages Cash Generated by E.ON Group Companies             100.000